Security Information








Security Purchased


Cusip
053773AB5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.75% 5/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.75%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $
2,920,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


Cusip
053773AA5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.625% 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.63%


Benchmark vs Spread (basis points)
268 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $
2,920,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
053773AG2


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS FRN 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.58%


Benchmark vs Spread (basis points)
250 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.03%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,145,000
 $
1,145,000
0.46%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.05%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.08%



DWS Multi Market Income Trust
Chicago
65,000
 $                     65,000
0.03%



DWS Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%



DWS Strategic Income VIP
Chicago
15,000
 $                     15,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
200,000
 $                   200,000
0.08%



Total

1,945,000
 $
1,945,000
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased


Cusip
09689RAA7


Issuer
BOYD GAMING CORP


Underwriters
BoA, DBSI, Bear Stearns, CIBC World
Markets, Lehman Brothers, Wachovia
Securities, Calyon Securities, Commerzbank,
JP Morgan, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BYD 7.125% 02.01.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $
99.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
B1/B+


Current yield
7.16%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     84,575
0.03%



DWS Balanced VIP
Chicago
35,000
 $                     34,825
0.01%



DWS High Income Fund
Chicago
1,110,000
 $
1,104,450
0.44%



DWS High Income Trust
Chicago
120,000
 $                   119,400
0.05%



DWS High Income VIP
Chicago
195,000
 $                   194,025
0.08%



DWS Multi Market Income Trust
Chicago
65,000
 $                     64,675
0.03%



DWS Strategic Income Fund
Chicago
55,000
 $                     54,725
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,925
0.01%



DWS Strategic Income VIP
Chicago
15,000
 $                     14,925
0.01%



New York Funds







DWS Core Plus Income Fund
New York
25,000
 $                     24,875
0.01%



DWS High Income Plus Fund
New York
200,000
 $                   199,000
0.08%



DWS Short Duration Plus Fund
New York
30,000
 $                     29,850
0.01%



Total

1,950,000
 $
1,940,250
0.78%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
12502CAK7


Issuer
CHARTER COMMUNICATIONS INC


Underwriters
CSFB, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
CHTR 10.25% 9/15/2010


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $
97.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Caa1/CCC-


Current yield
10.49%


Benchmark vs Spread (basis points)
641 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
450,000
 $                   439,875
0.10%



DWS Balanced VIP
Chicago
150,000
 $                   146,625
0.03%



DWS High Income Fund
Chicago
5,740,000
 $
5,610,850
1.28%



DWS High Income Trust
Chicago
635,000
 $                   620,713
0.14%



DWS High Income VIP
Chicago
1,005,000
 $                   982,388
0.22%



DWS Multi Market Income Trust
Chicago
340,000
 $                   332,350
0.08%



DWS Strategic Income Fund
Chicago
265,000
 $                   259,038
0.06%



DWS Strategic Income Trust
Chicago
80,000
 $                     78,200
0.02%



DWS Strategic Income VIP
Chicago
70,000
 $                     68,425
0.02%



New York Funds







DWS High Income Plus Fund
New York
1,020,000
 $                   997,050
0.23%



Total

9,755,000
 $
9,535,513
2.17%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information








Security Purchased


Cusip
27876GAZ1


Issuer
ECHOSTAR DBS CORP


Underwriters
CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
DISH 7.125% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $
99.61


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.11%


Rating
Ba3e/BB-


Current yield
7.15%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   174,321
0.01%



DWS Balanced VIP
Chicago
60,000
 $                     59,767
0.00%



DWS High Income Fund
Chicago
2,230,000
 $
2,221,348
0.15%



DWS High Income Trust
Chicago
245,000
 $                   244,049
0.02%



DWS High Income VIP
Chicago
390,000
 $                   388,487
0.03%



DWS Multi Market Income Trust
Chicago
130,000
 $                   129,496
0.01%



DWS Strategic Income Fund
Chicago
105,000
 $                   104,593
0.01%



DWS Strategic Income Trust
Chicago
30,000
 $                     29,884
0.00%



DWS Strategic Income VIP
Chicago
30,000
 $                     29,884
0.00%



New York Funds







DWS Bond VIP
New York
10,000
 $                       9,961
0.00%



DWS Core Plus Income Fund
New York
45,000
 $                     44,825
0.00%



DWS High Income Plus Fund
New York
395,000
 $                   393,467
0.03%



DWS Short Duration Plus Fund
New York
50,000
 $                     49,806
0.00%



Total

3,895,000
 $
3,879,887
0.26%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased


Cusip
428040BX6


Issuer
HERTZ CORP


Underwriters
DBSI, Goldman Sachs, JP Morgan, Lehman
Brothers, Merrill Lynch, BNP Paribas, Calyon,
Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
HTZ 8.875% 1/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BNP Paribas


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2005


Total amount of offering sold to QIBs
1,800,000,000


Total amount of any concurrent public offering
0


Total
1,800,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
8.88%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.00%



SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $
11,095,000
 $
11,095,000
0.62%



Scudder High Income Trust
Chicago
 $
1,215,000
 $
1,215,000
0.07%



Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.04%



Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.04%



Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.01%



Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.05%



SVS II High Income Portfolio
Chicago
 $
1,950,000
 $
1,950,000
0.11%



SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.01%



SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     70,000
 $                     70,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $                 1,930,000
 $
1,930,000
0.11%



Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.01%



Total

19,520,000
 $
19,520,000
1.08%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


Cusip
60467XAA5


Issuer
MIRANT NORTH AMERICA


Underwriters
DBSI, Goldman Sachs, JP Morgan, CSFB, Lehman
Brothers, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
MRNTV 7.375% 12/31/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/20/2005


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
292 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Boston Funds







Scudder Income Fund
Boston
 $                     15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $                 2,220,000
 $                 2,220,000
0.26%



Scudder High Income Trust
Chicago
 $                   145,000
 $                   145,000
0.02%



Scudder Multi-Market Income Trust
Chicago
 $                   130,000
 $                   130,000
0.02%



Scudder Strategic Income Fund
Chicago
 $                   155,000
 $                   155,000
0.02%



Scudder Strategic Income Trust
Chicago
 $                     30,000
 $                     30,000
0.00%



Scudder Total Return Fund
Chicago
 $                   195,000
 $                   195,000
0.02%



SVS II High Income Portfolio
Chicago
 $                   395,000
 $                   395,000
0.05%



SVS II Strategic Income Portfolio
Chicago
 $                     40,000
 $                     40,000
0.00%



SVS II Total Return Portfolio
Chicago
 $                     65,000
 $                     65,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     10,000
 $                     10,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $                   390,000
 $                   390,000
0.05%



Scudder Limited-Duration Plus Fund
New York
 $                     20,000
 $                     20,000
0.00%



Total

3,810,000
 $                 3,810,000
0.45%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.














Security Information








Security Purchased


Cusip
K31754AA0


Issuer
NORDIC TELEPHONE CO


Underwriters
Barclays, CSFB, DBSI, JP Morgan, Royal Bank of
Scotland


Years of continuous operation, including predecessors
> 3 years


Security
TDCDC 8.875% 5/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/26/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B2/B


Current yield
8.88%


Benchmark vs Spread (basis points)
378 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
600,000
 $                   600,000
0.10%



DWS High Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS High Income VIP
Chicago
110,000
 $                   110,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
110,000
 $                   110,000
0.02%



Total

970,000
 $                   970,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased


Cusip
629377AT9


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI, Goldman
Sachs, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.25% 2/1/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.25%


Benchmark vs Spread (basis points)
277 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.08%



DWS Balanced VIP
Chicago
300,000
 $                   300,000
0.03%



DWS High Income Fund
Chicago
11,355,000
 $               11,355,000
0.95%



DWS High Income Trust
Chicago
1,255,000
 $                 1,255,000
0.10%



DWS High Income VIP
Chicago
1,995,000
 $                 1,995,000
0.17%



DWS Multi Market Income Trust
Chicago
670,000
 $                   670,000
0.06%



DWS Strategic Income Fund
Chicago
550,000
 $                   550,000
0.05%



DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%



DWS Strategic Income VIP
Chicago
145,000
 $                   145,000
0.01%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%



DWS High Income Plus Fund
New York
2,000,000
 $                 2,000,000
0.17%



DWS Short Duration Plus Fund
New York
85,000
 $                     85,000
0.01%



Total

19,515,000
 $               19,515,000
1.63%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased


Cusip
629377AU6


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI, Goldman
Sachs, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.375% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
2,400,000,000


Total amount of any concurrent public offering
0


Total
2,400,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
290 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
1,345,000
 $                 1,345,000
0.06%



DWS Balanced VIP
Chicago
450,000
 $                   450,000
0.02%



DWS High Income Fund
Chicago
17,050,000
 $               17,050,000
0.71%



DWS High Income Trust
Chicago
1,880,000
 $                 1,880,000
0.08%



DWS High Income VIP
Chicago
2,990,000
 $                 2,990,000
0.12%



DWS Multi Market Income Trust
Chicago
1,005,000
 $                 1,005,000
0.04%



DWS Strategic Income Fund
Chicago
825,000
 $                   825,000
0.03%



DWS Strategic Income Trust
Chicago
240,000
 $                   240,000
0.01%



DWS Strategic Income VIP
Chicago
220,000
 $                   220,000
0.01%



New York Funds







DWS Bond VIP
New York
30,000
 $                     30,000
0.00%



DWS Core Plus Income Fund
New York
120,000
 $                   120,000
0.01%



DWS High Income Plus Fund
New York
2,995,000
 $                 2,995,000
0.12%



DWS Short Duration Plus Fund
New York
125,000
 $                   125,000
0.01%



Total

29,275,000
 $               29,275,000
1.22%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased


Cusip
800907AK3


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI, Keybanc Capital Markets,
Scotia Capital, SunTrust Robinson Humphrey,
Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SANM 8.125% 3/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
8.13%


Benchmark vs Spread (basis points)
360 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
830,000
 $                   830,000
0.14%



DWS Balanced VIP
Chicago
280,000
 $                   280,000
0.05%



DWS High Income Fund
Chicago
10,480,000
 $               10,480,000
1.75%



DWS High Income Trust
Chicago
1,160,000
 $                 1,160,000
0.19%



DWS High Income VIP
Chicago
1,835,000
 $                 1,835,000
0.31%



DWS Multi Market Income Trust
Chicago
620,000
 $                   620,000
0.10%



DWS Strategic Income Fund
Chicago
510,000
 $                   510,000
0.09%



DWS Strategic Income Trust
Chicago
145,000
 $                   145,000
0.02%



DWS Strategic Income VIP
Chicago
135,000
 $                   135,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
20,000
 $                     20,000
0.00%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
75,000
 $                     75,000
0.01%



DWS High Income Plus Fund
New York
1,865,000
 $                 1,865,000
0.31%



DWS Short Duration Plus Fund
New York
80,000
 $                     80,000
0.01%



Total

18,055,000
 $               18,055,000
3.01%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased


Cusip
984121BP7


Issuer
XEROX CORP


Underwriters
Goldman Sachs, JP Morgan, BoA, Bear Stearns,
Citigroup, DBSI, Barclays, BNP Paribas, Merrill
Lynch


Years of continuous operation, including predecessors
> 3 years


Security
XRX 6.4% 3/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/15/2006


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
 $
99.41


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba2/BB+


Current yield
6.44%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   213,738
0.03%



DWS Balanced VIP
Chicago
70,000
 $                     69,589
0.01%



DWS High Income Fund
Chicago
2,845,000
 $                 2,828,300
0.41%



DWS High Income Trust
Chicago
320,000
 $                   318,122
0.05%



DWS High Income VIP
Chicago
500,000
 $                   497,065
0.07%



DWS Multi Market Income Trust
Chicago
165,000
 $                   164,031
0.02%



DWS Strategic Income Fund
Chicago
130,000
 $                   129,237
0.02%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,765
0.01%



DWS Strategic Income VIP
Chicago
35,000
 $                     34,795
0.01%



New York Funds







DWS Bond VIP
New York
385,000
 $                   382,740
0.06%



DWS Core Plus Income Fund
New York
1,370,000
 $                 1,361,958
0.20%



DWS High Income Plus Fund
New York
495,000
 $                   492,094
0.07%



DWS Short Duration Plus Fund
New York
20,000
 $                     19,883
0.00%



Total

6,590,000
 $                 6,551,317
0.94%











^The Security and Fund Performance is calculated based on information provided by State Street
Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.